UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2007

ACXIOM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas	72203-8180
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On January 24, 2007, Acxiom Corporation (the “Company”) issued a press release announcing the results of its financial performance for the third quarter of fiscal year 2007. The Company will hold a conference call at 4:30 p.m. CST today to discuss this information further. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The Company’s press release, including the Financial Road Map, and other communications from time to time include certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

The attached press release utilizes a non-GAAP measure of free cash flow available to equity. Free cash flow available to equity is defined as operating cash flow less cash used by investing activities (excluding the impact of cash paid in acquisitions), less required payments of debt (total debt payments excluding payments on the line of credit). The Company’s management believes that this measure of free cash flow available to equity is superior to the previously reported free cash flow, since it represents the amount of money available for the Company’s discretionary spending after funding all required obligations including scheduled debt payments, and it therefore provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes.

In addition, return on invested capital, also included in the attached press release, is a non-GAAP financial measure. Management defines “return on invested capital” as income from operations adjusted for the implied interest expense included in operating leases divided by the trailing four quarters’ average invested capital. The implied interest adjustment for operating leases is calculated by multiplying the average quarterly balances of the present value of operating leases (beginning balance + ending balance)/2 times an 8% implied interest rate on the leases. Average invested capital is defined as the trailing 4 quarter average of the ending quarterly balances for total assets less cash, less non-interest bearing liabilities, plus the present value of operating leases. Return on invested capital for fiscal 2006, and for any four-quarter period including the quarter ended September 30, 2005, also excludes the impact of certain unusual charges recorded during the quarter ended September 30, 2005. Management believes that return on invested capital is useful because it provides investors with additional information for evaluating the efficiency of the Company’s capital deployed in its operations. Return on invested capital does not consider whether the business is financed with debt or equity, but rather calculates a return on all financial capital invested in the business. Return on invested capital includes the present value of future payments on operating leases as a component of the denominator of the calculation, and adjusts the numerator of the calculation for the implied interest expense on those operating leases, in order to recognize the fact that the Company finances portions of its operations with leases instead of using either debt or equity. A reconciliation of return on invested capital to return on assets is included as an attachment to the press release.

Adjusted U.S. operating margin, adjusted international operating margin, and adjusted return on assets are also non-GAAP measures since they exclude unusual charges for the quarter ended September 30, 2005. These charges are excluded as unusual because they were not considered or anticipated when management set the Financial Road Map targets for fiscal 2006, and therefore management believes that it is appropriate to exclude these charges for purposes of comparison to the Financial Road Map. Furthermore, management believes this information will be useful to investors in assessing the Company’s performance against the stated Road Map targets. A reconciliation of the adjusted operating margin to operating margin and a reconciliation of adjusted return on assets to return on assets is included as an attachment to the press release.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is not mentioned in the attached press release, but may have been discussed during the conference call. EBITDA can be calculated directly from the financial statements by adding pre-tax income plus interest expense from the statement of operations plus depreciation and amortization from the cash flow statement. Management believes EBITDA is a useful measure of liquidity which may be used by investors to assess the Company’s ongoing operations and liquidity.

The non-GAAP financial measures used by the Company in the attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release of the Company dated January 24, 2007 announcing third quarter earnings for fiscal year 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 24, 2007

ACXIOM CORPORATION

By:        /s/ Jerry C. Jones

Name:	Jerry C. Jones
Title:	Business Development/Legal Leader

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated January 24, 2007 announcing third quarter earnings for fiscal year 2007.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	December 31,
			$	%
	2006	2005	Variance	Variance

Revenue:
Services	265,798	263,266	2,532	1.0%
Data	87,043	84,165	2,878	3.4%
Total revenue	352,841	347,431	5,410	1.6%

Operating costs and expenses:
Cost of revenue
Services	199,704	189,502	10,202	5.4%
Data	53,004	48,799	4,205	8.6%
Total cost of revenue	252,708	238,301	14,407	6.0%

Services gross margin	24.9%	28.0%
Data gross margin	39.1%	42.0%
Total gross margin	28.4%	31.4%

Selling, general and administrative	49,065	57,625	(8,560)	(14.9%)
Gains, losses and other items, net	(225)	(1,202)	977	0.0%

Total operating costs and expenses	301,548	294,724	6,824	2.3%

Income from operations	51,293	52,707	(1,414)	(2.7%)

Other income (expense):
Interest expense	(14,911)	(8,635)	(6,276)	72.7%
Other, net	1,157	(71)	1,228	(1729.6%)

Total other income (expense)	(13,754)	(8,706)	(5,048)	58.0%

Earnings before income taxes	37,539	44,001	(6,462)	(14.7%)

Income taxes	12,594	16,720	(4,126)	(24.7%)

Net earnings	24,945	27,281	(2,336)	(8.6%)

Earnings per share:

Basic	0.32	0.32	0.00	0.0%

Diluted	0.31	0.31	0.00	0.0%

5

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Nine Months Ended
	December 31,
			$	%
	2006	2005	Variance	Variance

Revenue:
Services	793,789	754,958	38,831	5.1%
Data	244,076	233,267	10,809	4.6%
Total revenue	1,037,865	988,225	49,640	5.0%

Operating costs and expenses:
Cost of revenue
Services	597,161	575,734	21,427	3.7%
Data	153,638	149,808	3,830	2.6%
Total cost of revenue	750,799	725,542	25,257	3.5%

Services gross margin	24.8%	23.7%
Data gross margin	37.1%	35.8%
Total gross margin	27.7%	26.6%

Selling, general and administrative	157,818	166,227	(8,409)	(5.1%)
Gains, losses and other items, net	(225)	9,960	(10,185)	0.0%

Total operating costs and expenses	908,392	901,729	6,663	0.7%

Income from operations	129,473	86,496	42,977	49.7%

Other income (expense):
Interest expense	(31,630)	(21,213)	(10,417)	49.1%
Other, net	4,489	1,870	2,619	140.1%

Total other income (expense)	(27,141)	(19,343)	(7,798)	40.3%

Earnings before income taxes	102,332	67,153	35,179	52.4%

Income taxes	37,863	26,084	11,779	45.2%

Net earnings	64,469	41,069	23,400	57.0%

Earnings per share:

Basic	0.77	0.47	0.30	63.8%

Diluted	0.75	0.45	0.30	66.7%

6

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended

	December 31,	September 30,	$	%
	2006	2006	Variance	Variance

Revenue:
Services	265,798	266,099	(301)	(0.1%)
Data	87,043	82,220	4,823	5.9%
Total revenue	352,841	348,319	4,522	1.3%

Operating costs and expenses:
Cost of revenue
Services	199,704	201,384	(1,680)	(0.8%)
Data	53,004	51,062	1,942	3.8%
Total cost of revenue	252,708	252,446	262	0.1%

Services gross margin	24.9%	24.3%
Data gross margin	39.1%	37.9%
Total gross margin	28.4%	27.5%

Selling, general and administrative	49,065	54,008	(4,943)	(9.2%)
Gains, losses and other items, net	(225)	-	(225)	0.0%

Total operating costs and expenses	301,548	306,454	(4,906)	(1.6%)

Income from operations	51,293	41,865	9,428	22.5%

Other income (expense):
Interest expense	(14,911)	(8,950)	(5,961)	66.6%
Other, net	1,157	2,685	(1,528)	(56.9%)

Total other income (expense)	(13,754)	(6,265)	(7,489)	119.5%

Earnings before income taxes	37,539	35,600	1,939	5.4%

Income taxes	12,594	13,884	(1,290)	(9.3%)

Net earnings	24,945	21,716	3,229	14.9%

Earnings per share:

Basic	0.32	0.25	0.07	28.0%

Diluted	0.31	0.25	0.06	24.0%

7

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	December 31,	December 31,	September 30,
	2006	2005	2006

Basic earnings per share:

Numerator - net earnings	24,945	27,281	21,716

Denominator - weighted-average shares outstanding	77,717	85,203	86,000

Basic earnings per share	0.32	0.32	0.25

Diluted earnings per share:

Numerator - net earnings

Net earnings	24,945	27,281	21,716

Denominator:

Weighted-average shares outstanding	77,717	85,203	86,000

Dilutive effect of common stock options, warrants and restricted stock	2,238	2,723	2,203

	79,955	87,926	88,203

Diluted earnings per share	0.31	0.31	0.25

8

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Nine Months Ended
	December 31,

	2006	2005

Basic earnings per share:

Numerator - net earnings	64,469	41,069

Denominator - weighted-average shares outstanding	83,957	87,748

Basic earnings per share	0.77	0.47

Diluted earnings per share:

Numerator - net earnings

Net earnings	64,469	41,069

Denominator:

Weighted-average shares outstanding	83,957	87,748

Dilutive effect of common stock options, warrants and restricted stock	2,237	2,691

	86,194	90,439

Diluted earnings per share	0.75	0.45

9

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	December 31,	December 31,	September 30,
Revenue:	2006	2005	2006

US services & data	298,978	300,086	300,204
International services & data	53,863	47,345	48,115

Total revenue	352,841	347,431	348,319

US supplemental information:
Services & data excluding IT mgmt	211,312	210,455	211,447
IT management services	87,666	89,631	88,757
	298,978	300,086	300,204

International supplemental information:
Services & data excluding IT mgmt	53,863	47,345	48,115

Income from operations:

US services & data	46,832	47,766	40,090
International services & data	4,236	3,739	1,775
Corporate & other	225	1,202	-

Total income from operations	51,293	52,707	41,865

Margin:

US services & data	15.7%	15.9%	13.4%
International services & data	7.9%	7.9%	3.7%

Total margin	14.5%	15.2%	12.0%

10

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Nine Months Ended
	December 31,

Revenue:	2006	2005

US services & data	890,601	851,846
International services & data	147,264	136,379

Total revenue	1,037,865	988,225

US supplemental information:
Services & data excluding IT mgmt	624,001	589,653
IT management services	266,600	262,193
	890,601	851,846

International supplemental information:
Services & data excluding IT mgmt	147,264	136,379

Income from operations:

US services & data	122,872	95,129
International services & data	6,376	1,327
Corporate & other	225	(9,960)

Total income from operations	129,473	86,496

Margin:

US services & data	13.8%	11.2%
International services & data	4.3%	1.0%

Total margin	12.5%	8.8%

11

ACXIOM CORPORATION AND SUBSIDIARIES
DATA REVENUE AND COST OF DATA SUPPLEMENTAL SCHEDULE
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	December 31,	December 31,	$	%	September 30,	$	%
	2006	2005	Variance	Variance	2006	Variance	Variance

Data	68,520	66,054	2,466	3.7%	62,654	5,866	9.4%
Passthrough data	18,523	18,111	412	2.3%	19,566	(1,043)	(5.3%)

Total data revenue	87,043	84,165	2,878	3.4%	82,220	4,823	5.9%

Cost of data revenue:
Data	34,481	30,688	3,793	12.4%	31,496	2,985	9.5%
Passthrough data	18,523	18,111	412	2.3%	19,566	(1,043)	(5.3%)

Total cost of data	53,004	48,799	4,205	8.6%	51,062	1,942	3.8%

Margin:

Data	49.7%	53.5%			49.7%
Passthrough data	0.0%	0.0%			0.0%
Total data	39.1%	42.0%			37.9%

12

ACXIOM CORPORATION AND SUBSIDIARIES
DATA REVENUE AND COST OF DATA SUPPLEMENTAL SCHEDULE
(Unaudited)
(Dollars in thousands)

	For the Nine Months Ended
	December 31,
			$	%
	2006	2005	Variance	Variance

Data	185,704	177,454	8,250	4.6%
Passthrough data	58,372	55,813	2,559	4.6%

Total data revenue	244,076	233,267	10,809	4.6%

Cost of data revenue:
Data	95,266	93,995	1,271	1.4%
Passthrough data	58,372	55,813	2,559	4.6%

Total cost of data	153,638	149,808	3,830	2.6%

Margin:

Data	48.7%	47.0%
Passthrough data	0.0%	0.0%
Total data	37.1%	35.8%

13

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	December 31,	March 31,	$	%
	2006	2006	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	88,014	7,705	80,309	1042.3%
Trade accounts receivable, net	276,061	261,624	14,437	5.5%
Deferred income taxes	24,452	24,587	(135)	(0.5%)
Other current assets	53,437	44,937	8,500	18.9%

Total current assets	441,964	338,853	103,111	30.4%

Property and equipment	713,235	662,948	50,287	7.6%
Less - accumulated depreciation and amortization	397,261	329,177	68,084	20.7%

Property and equipment, net	315,974	333,771	(17,797)	(5.3%)

Software, net of accumulated amortization	40,319	45,509	(5,190)	(11.4%)
Goodwill	500,639	472,401	28,238	6.0%
Purchased software licenses, net of accumulated amortization	149,982	155,518	(5,536)	(3.6%)
Unbilled and notes receivable, excluding current portions	17,466	19,139	(1,673)	(8.7%)
Deferred costs, net	130,016	112,817	17,199	15.2%
Data acquisition costs	35,241	40,828	(5,587)	(13.7%)
Other assets, net	19,504	21,662	(2,158)	(10.0%)

	1,651,105	1,540,498	110,607	7.2%

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term obligations	100,801	93,518	7,283	7.8%
Trade accounts payable	41,343	44,144	(2,801)	(6.3%)
Accrued payroll and related expenses	28,318	32,139	(3,821)	(11.9%)
Other accrued expenses	79,166	81,428	(2,262)	(2.8%)
Deferred revenue	99,606	123,916	(24,310)	(19.6%)
Income taxes	7,055	4,845	2,210	45.6%

Total current liabilities	356,289	379,990	(23,701)	(6.2%)

Long-term obligations:
Long-term debt and capital leases, net of current installments	688,381	353,692	334,689	94.6%
Software and data licenses, net of current installments	20,353	22,723	(2,370)	(10.4%)

Total long-term obligations	708,734	376,415	332,319	88.3%

Deferred income taxes	77,043	77,916	(873)	(1.1%)

Commitments and contingencies

Stockholders' equity:
Common stock	11,103	10,946	157	1.4%
Additional paid-in capital	709,983	677,026	32,957	4.9%
Unearned stock-based compensation	-	(1,941)	1,941	(100.0%)
Retained earnings	461,276	410,278	50,998	12.4%
Accumulated other comprehensive income	15,670	2,205	13,465	610.7%
Treasury stock, at cost	(688,993)	(392,337)	(296,656)	75.6%

Total stockholders' equity	509,039	706,177	(197,138)	(27.9%)

	1,651,105	1,540,498	110,607	7.2%

14

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	December 31,

	2006	2005

Cash flows from operating activities:
Net earnings	24,945	27,281
Non-cash operating activities:
Depreciation and amortization	54,396	59,712
Loss (gain) on disposal or impairment of assets, net	187	(524)
Deferred income taxes	(553)	4,386
Non-cash stock compensation expense	1,555	346
Changes in operating assets and liabilities:
Accounts receivable	(8,933)	(8,552)
Other assets	(769)	(6,587)
Accounts payable and other liabilities	979	4,161
Deferred revenue	(9,148)	15,191
Net cash provided by operating activities	62,659	95,414
Cash flows from investing activities:
Disposition of operations	-	3,315
Sale of assets	-	1,510
Capitalized software	(6,798)	(5,204)
Capital expenditures	(2,518)	(401)
Cash collected from the sale and license of software	-	20,000
Deferral of costs	(16,149)	(19,603)
Payments received from investments	-	2,093
Net cash paid in acquisitions	(14,400)	(2,983)
Net cash used by investing activities	(39,865)	(1,273)
Cash flows from financing activities:
Proceeds from debt	(513)	31,833
Payments of debt	(25,817)	(125,264)
Dividends paid	(4,663)	(4,259)
Sale of common stock	8,896	10,058
Acquisition of treasury stock	(6,001)	(2,430)
Tax benefit of stock options exercised	1,237	-
Net cash used by financing activities	(26,861)	(90,062)
Effect of exchange rate changes on cash	249	(135)

Net increase (decrease) in cash and cash equivalents	(3,818)	3,944
Cash and cash equivalents at beginning of period	91,832	5,962
Cash and cash equivalents at end of period	88,014	9,906

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	14,813	7,932
Income taxes	8,196	1,070
Payments on capital leases and installment payment arrangements	16,700	17,994
Payments on software and data license liabilities	6,000	7,344
Other debt payments, excluding line of credit	3,117	1,715
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	10,427	14,804
Construction and other financing	4,511	402
Issuance of common stock for acquisition	3,610	-

15

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Nine Months Ended

	December 31,

	2006	2005

Cash flows from operating activities:
Net earnings	64,469	41,069
Non-cash operating activities:
Depreciation and amortization	170,379	172,350
Gain on disposal or impairment of assets, net	(1,483)	(1,451)
Deferred income taxes	(975)	12,401
Non-cash stock compensation expense	2,699	968
Changes in operating assets and liabilities:
Accounts receivable	(15,768)	(13,838)
Other assets	(2,159)	(21,747)
Accounts payable and other liabilities	(7,844)	2,790
Deferred revenue	(25,900)	9,133
Net cash provided by operating activities	183,418	201,675
Cash flows from investing activities:
Disposition of operations	-	4,844
Sale of assets	-	5,123
Capitalized software	(19,443)	(16,686)
Capital expenditures	(5,995)	(6,355)
Cash collected from the sale and license of software	10,000	20,000
Deferral of costs	(49,595)	(54,498)
Payments received from investments	2,708	2,855
Net cash paid in acquisitions	(14,400)	(144,509)
Net cash used by investing activities	(76,725)	(189,226)
Cash flows from financing activities:
Proceeds from debt	649,756	423,122
Payments of debt	(393,742)	(216,041)
Dividends paid	(13,471)	(13,068)
Sale of common stock	25,801	31,609
Acquisition of treasury stock	(299,301)	(231,865)
Tax benefit of stock options exercised	4,081	-
Net cash used by financing activities	(26,876)	(6,243)
Effect of exchange rate changes on cash	492	(485)

Net increase in cash and cash equivalents	80,309	5,721
Cash and cash equivalents at beginning of period	7,705	4,185
Cash and cash equivalents at end of period	88,014	9,906

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	31,375	18,405
Income taxes	31,027	(376)
Payments on capital leases and installment payment arrangements	57,556	53,890
Payments on software and data license liabilities	21,151	23,610
Other debt payments, excluding line of credit	6,632	5,506
Noncash investing and financing activities:
Issuance of options for acquisition	-	7,541
Software licenses and maintenance acquired under software obligation	15,266	8,380
Acquisition of property and equipment under capital lease
and installment payment arrangements	44,454	70,377
Construction and other financing	18,167	7,200
Issuance of common stock for acquisition	3,610	-

16

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/05	09/30/05	12/31/05	03/31/06	FY2006	06/30/06	09/30/06	12/31/06	YTD FY2007

Net cash provided by operating activities	61,476	44,785	95,414	74,158	275,833	56,350	64,409	62,659	183,418
Less:
Tax benefit of stock options and warrants	-	-	-	(19,097)	(19,097)	-	-	-	-

Subtotal	61,476	44,785	95,414	55,061	256,736	56,350	64,409	62,659	183,418

Plus:
Proceeds received from the disposition of operations	-	1,529	3,315	-	4,844	-	-	-	-
Proceeds received from the disposition of assets	-	3,613	1,510	-	5,123	-	-	-	-
Payments received from investments	721	41	2,093	905	3,760	783	1,925	-	2,708
Less:
Capitalized software	(5,673)	(5,809)	(5,204)	(5,217)	(21,903)	(5,719)	(6,926)	(6,798)	(19,443)
Capital expenditures	(2,929)	(3,025)	(401)	(493)	(6,848)	(217)	(3,260)	(2,518)	(5,995)
Deferral of costs	(16,192)	(18,703)	(19,603)	(15,956)	(70,454)	(16,887)	(16,559)	(16,149)	(49,595)
Payments on capital leases and installment payment arrangements	(19,929)	(15,967)	(17,994)	(18,342)	(72,232)	(18,905)	(21,951)	(16,700)	(57,556)
Payments on software and data license liabilities	(10,938)	(5,328)	(7,344)	(5,459)	(29,069)	(7,847)	(7,304)	(6,000)	(21,151)
Other required debt payments	(1,357)	(2,434)	(1,715)	(3,796)	(9,302)	(1,711)	(1,804)	(3,117)	(6,632)

Subtotal	5,179	(1,298)	50,071	6,703	60,655	5,847	8,530	11,377	25,754

Plus:
Tax benefit of stock options and warrants	-	-	-	19,097	19,097	1,079	1,765	1,237	4,081

Subtotal	5,179	(1,298)	50,071	25,800	79,752	6,926	10,295	12,614	29,835

Plus:
Cash collected from sale of software	-	-	20,000	-	20,000	5,000	5,000	-	10,000

Total	5,179	(1,298)	70,071	25,800	99,752	11,926	15,295	12,614	39,835

17

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

									Q3 FY06 to Q3 FY07		Q2 FY07 to Q3 FY07
	06/30/05	09/30/05	12/31/05	03/31/06	FY2006	06/30/06	09/30/06	12/31/06%		$	%	$
Revenue:
Services	238,499	253,193	263,266	257,591	1,012,549	261,892	266,099	265,798	1.0%	2,532	-0.1%	(301)
Data	71,772	77,330	84,165	86,752	320,019	74,813	82,220	87,043	3.4%	2,878	5.9%	4,823
Total revenue	310,271	330,523	347,431	344,343	1,332,568	336,705	348,319	352,841	1.6%	5,410	1.3%	4,522

Operating costs and expenses:
Cost of revenue
Services	194,349	191,883	189,502	196,428	772,162	196,073	201,384	199,704	5.4%	10,202	-0.8%	(1,680)
Data	48,885	52,124	48,799	52,142	201,950	49,572	51,062	53,004	8.6%	4,205	3.8%	1,942
Total cost of revenue	243,234	244,007	238,301	248,570	974,112	245,645	252,446	252,708	6.0%	14,407	0.1%	262

Selling, general and administrative	53,700	54,902	57,625	51,642	217,869	54,745	54,008	49,065	-14.9%	(8,560)	-9.2%	(4,943)
Gains, losses and other items, net	(1,637)	12,799	(1,202)	(456)	9,504	0	0	(225)	-81.3%	977	0.0%	(225)

Total operating costs and expenses	295,297	311,708	294,724	299,756	1,201,485	300,390	306,454	301,548	2.3%	6,824	-1.6%	(4,906)

Income from operations	14,974	18,815	52,707	44,587	131,083	36,315	41,865	51,293	-2.7%	(1,414)	22.5%	9,428
% Margin	4.8%	5.7%	15.2%	12.9%	9.8%	10.8%	12.0%	14.5%
Other income (expense)
Interest expense	(5,162)	(7,416)	(8,635)	(7,531)	(28,744)	(7,769)	(8,950)	(14,911)	72.7%	(6,276)	66.6%	(5,961)
Other, net	891	1,050	(71)	135	2,005	647	2,685	1,157	-1729.6%	1,228	-56.9%	(1,528)
Total other income (expense)	(4,271)	(6,366)	(8,706)	(7,396)	(26,739)	(7,122)	(6,265)	(13,754)	58.0%	(5,048)	119.5%	(7,489)

Earnings before income taxes	10,703	12,449	44,001	37,191	104,344	29,193	35,600	37,539	-14.7%	(6,462)	5.4%	1,939
Income taxes	4,064	5,300	16,720	14,132	40,216	11,385	13,884	12,594	-24.7%	(4,126)	-9.3%	(1,290)

Net earnings	6,639	7,149	27,281	23,059	64,128	17,808	21,716	24,945	-8.6%	(2,336)	14.9%	3,229

Diluted earnings (loss) per share	0.07	0.08	0.31	0.26	0.71	0.20	0.25	0.31	0.0%	0.00	24.0%	0.06

18

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - INTERNAL FORMAT
(Unaudited)
(Dollars in thousands, except earnings per share)

									Q3 FY06 to Q3 FY07		Q2 FY07 to Q3 FY07
	06/30/05	09/30/05	12/31/05	03/31/06	FY2006	06/30/06	09/30/06	12/31/06%		$	%	$

Revenue	310,271	330,523	347,431	344,343	1,332,568	336,705	348,319	352,841	1.6%	5,410	1.3%	4,522

Operating costs and expenses:

Salaries and benefits	126,264	127,325	129,888	132,579	516,056	135,917	139,557	139,724	7.6%	9,836	0.1%	167

Computer, communications and
other equipment	77,647	76,250	73,614	71,730	299,241	73,119	72,685	71,132	-3.4%	(2,482)	-2.1%	(1,553)

Data costs	41,831	44,752	42,021	44,593	173,197	43,372	44,196	43,761	4.1%	1,740	-1.0%	(435)

Other operating costs and expenses	51,192	50,582	50,403	51,310	203,487	47,982	50,016	47,156	-6.4%	(3,247)	-5.7%	(2,860)

Gains, losses and other items, net	(1,637)	12,799	(1,202)	(456)	9,504	-	-	(225)	-81.3%	977	0.0%	(225)

Total operating costs and expenses	295,297	311,708	294,724	299,756	1,201,485	300,390	306,454	301,548	2.3%	6,824	-1.6%	(4,906)

Income (loss) from operations	14,974	18,815	52,707	44,587	131,083	36,315	41,865	51,293	-2.7%	(1,414)	22.5%	9,428
Operating Margin	4.8%	5.7%	15.2%	12.9%	9.8%	10.8%	12.0%	14.5%
Other income (expense):
Interest expense	(5,162)	(7,416)	(8,635)	(7,531)	(28,744)	(7,769)	(8,950)	(14,911)	72.7%	(6,276)	66.6%	(5,961)
Other, net	891	1,050	(71)	135	2,005	647	2,685	1,157	-1729.6%	1,228	-56.9%	(1,528)

	(4,271)	(6,366)	(8,706)	(7,396)	(26,739)	(7,122)	(6,265)	(13,754)	58.0%	(5,048)	119.5%	(7,489)

Earnings (loss) before income taxes	10,703	12,449	44,001	37,191	104,344	29,193	35,600	37,539	-14.7%	(6,462)	5.4%	1,939

Income taxes	4,064	5,300	16,720	14,132	40,216	11,385	13,884	12,594	-24.7%	(4,126)	-9.3%	(1,290)

Net earnings (loss)	6,639	7,149	27,281	23,059	64,128	17,808	21,716	24,945	-8.6%	(2,336)	14.9%	3,229

Diluted earnings (loss) per share	0.07	0.08	0.31	0.26	0.71	0.20	0.25	0.31	0.0%	0.00	24.0%	0.06

19

ACXIOM CORPORATION AND SUBSIDIARIES
MARGIN ANALYSIS
(Unaudited)

									Q3 FY06 to Q3 FY07		Q2 FY07 to Q3 FY07
	06/30/05	09/30/05	12/31/05	03/31/06	FY2006	06/30/06	09/30/06	12/31/06%		$	%	$

Gross profit	67,037	86,516	109,130	95,773	358,456	91,060	95,873	100,133	-8.2%	(8,997)	4.4%	4,260
Gross margin	21.6%	26.2%	31.4%	27.8%	26.9%	27.0%	27.5%	28.4%

Operating margin	4.8%	5.7%	15.2%	12.9%	9.8%	10.8%	12.0%	14.5%

Services gross profit	44,150	61,310	73,764	61,163	240,387	65,819	64,715	66,094	-10.4%	(7,670)	2.1%	1,379
Services gross margin	18.5%	24.2%	28.0%	23.7%	23.7%	25.1%	24.3%	24.9%

Data gross profit	22,887	25,206	35,366	34,610	118,069	25,241	31,158	34,039	-3.8%	(1,327)	9.2%	2,881
Data gross margin	31.9%	32.6%	42.0%	39.9%	36.9%	33.7%	37.9%	39.1%

20

ACXIOM CORPORATION AND SUBSIDIARIES
EXPENSE TREND ANALYSIS
(Unaudited)

	06/30/05	09/30/05	12/31/05	03/31/06	FY2006	06/30/06	09/30/06	12/31/06	YTD FY2007

Salaries and benefits % of revenue	40.7%	38.5%	37.4%	38.5%	38.7%	40.4%	40.1%	39.6%	40.0%

Computer, communications and other
equipment % of revenue	25.0%	23.1%	21.2%	20.8%	22.5%	21.7%	20.9%	20.2%	20.9%

Data costs % of revenue	13.5%	13.5%	12.1%	13.0%	13.0%	12.9%	12.7%	12.4%	12.7%

Other operating costs and expenses % of revenue	16.5%	15.3%	14.5%	14.9%	15.3%	14.3%	14.4%	13.4%	14.0%

Total operating costs and expenses % of revenue	95.2%	94.3%	84.8%	87.1%	90.2%	89.2%	88.0%	85.5%	87.5%

SG&A % of revenue	17.3%	16.6%	16.6%	15.0%	16.3%	16.3%	15.5%	13.9%	15.2%

21

ACXIOM CORPORATION

Financial Road Map
(as of December 31, 2006)

	Actual	Actual	Actual	Target	Long-Term Goals
Years Ending March 31,	Fiscal 2006	Q3 Fiscal 2007	YTD Fiscal 2007	Fiscal 2007	Fiscal 2010

U.S. Revenue Growth	13.6%	-0.4%	4.5%	4% to 5%	8% to 11% (CAGR)
U.S. Revenue	$1,148 million	$299 million	$891 million	$1,195 to $1,205 mil	-

International Revenue Growth	-13.0%	13.8%	8.0%	5% to 8%	5% to 8% (CAGR)
International Revenue	$185 million	$54 million	$147 million	$195 to $200 mil	-

U.S. Operating Margin	11.6%	15.7%	13.8%	13% to 14%	16% to 18%
Adjusted U.S. Operating Margin	12.4%[2]

International Operating Margin	-1.1%	7.9%	4.3%	4% to 5%	12% to 15%
Adjusted International Operating Margin	2.5%[2]

Return on Assets [1]	8.5%	10.9%	10.9%	10% to 11%	14% to 17%
Adjusted Return on Assets [1]	9.5%[2]

Return on Invested Capital [1]	11.4%[2]	13.2%	13.2%	12% to 13%	16% to 19%

Operating Cash Flow	$276 million	$63 million	$183 million	$245 to $255 mil	$320 to $360 mil

Free Cash Flow to Equity	$100 million	$13 million	$40 million	$50 to $60 mil	$140 to $160 mil

Revolving Credit Line Balance	$252 million	$0 million	$0 million	< $250 mil	< $250 mil

Dividends Per Share	$0.20	$0.06	$0.16	$0.22	$0.24 to $0.28

1 ROA and ROIC are calculated on a trailing 4 quarters basis.

2 Results exclude unusual charges of $9.1 million for U.S. and $6.7 million for International in the quarter ended September 30, 2005. These charges are excluded when calculating performance compared to the Road Map since they were not considered in setting the Road Map target. All other time periods are as reported for GAAP.

22

Reconciliation of Non-GAAP Measurements
(Dollars in thousands)

		Actual	Actual	Actual	Target			Long-Term Goals
	Years Ending March 31,	Fiscal 2006	Q3 Fiscal 2007	YTD Fiscal 2007	Fiscal 2007			Fiscal 2010

	U.S. Operating Margin

	U.S. Revenue	1,147,641	298,978	890,601

	U.S. Operating Income	133,072	47,057	123,097
	U.S. Operating Income Margin	11.6%	15.7%	13.8%

	Gains, losses and nonrecurring items, net	6,147	0	0
	ValueAct Defense	2,216	0	0
	Lawsuit Expenses	761	0	0
	Adjusted U.S. Operating Income (1)	142,196	47,057	123,097
	Adjusted U.S. Operating Income Margin (1)	12.4%	15.7%	13.8%

	International Operating Margin

	International Revenue	184,927	53,863	147,264

	International Operating Income	(1,991)	4,236	6,376
	International Operating Income Margin	-1.1%	7.9%	4.3%

	Gains, losses and nonrecurring items, net	6,652	0	0
	Adjusted International Operating Income (1)	4,661	4,236	6,376
	Adjusted International Operating Income Margin (1)	2.5%	7.9%	4.3%

	Free Cash Flow to Equity				Low		High	Low		High

	Net cash provided by operating activities	275,833	62,659	183,418	245,000		255,000	320,000		360,000

Plus:	Proceeds received from disposition of assets	5,123	0	0	0		0	0		0
	Proceeds received from disposition of operations	4,844	0	0	0		0	0		0
	Cash received from investments	3,760	0	2,708	3,000		3,000	0		0
	Tax benefit of stock option and warrant exercise	0	1,237	4,081	5,000		5,000	10,000		10,000
	Proceeds received from sale of software	20,000	0	10,000	10,000		10,000	0		0
		33,727	1,237	16,789	18,000		18,000	10,000		10,000

Less:	Capitalized software	(21,903)	(6,798)	(19,443)	(26,000)		(26,000)	(20,000)		(25,000)
	Capital expenditures	(6,848)	(2,518)	(5,995)	(9,000)		(9,000)	(10,000)		(10,000)
	Deferral of costs	(70,454)	(16,149)	(49,595)	(66,000)		(66,000)	(65,000)		(75,000)
	Capital lease and installment payments	(72,232)	(16,700)	(57,556)	(75,000)		(75,000)	(65,000)		(70,000)
	Software and data license liability payments	(29,069)	(6,000)	(21,151)	(27,000)		(27,000)	(25,000)		(25,000)
	Other debt payments	(9,302)	(3,117)	(6,632)	(10,000)		(10,000)	(5,000)		(5,000)
		(209,808)	(51,282)	(160,372)	(213,000)		(213,000)	(190,000)		(210,000)

	Free cash flow to equity	99,752	12,614	39,835	50,000	to	60,000	140,000	to	160,000

Free cash flow to equity as defined by the Company may not be comparable to similarly titled measures reported by other companies. Management of the Company has included free cash flow to equity in this

Financial Road Map representing the amount of money available for the Company's discretionary spending. Management believes that it provides investors with a useful alternative measure of liquidity by allowing an assessment of the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, deferred costs and required debt repayments. The above table reconciles free cash flow to equity to cash provided by operating activities, the nearest comparable GAAP measure.

	Notes
1

Results exclude unusual charges of $9.1 million for U.S. and $6.7 million for International in the quarter ended September 30, 2005. These charges are excluded when calculating performance compared to the Road Map since they were not considered in setting

	the Road Map target. All other time periods are as reported for GAAP.
23

Reconciliation of Non-GAAP Measurements
(Dollars in thousands)

		Actual			Actual		Actual		Target						Long-Term Goals
		Fiscal 2006			Q3 Fiscal 2007		YTD Fiscal 2007		Fiscal 2007						Fiscal 2010

Return on Assets (ROA) and			Adjusted						ROA			ROIC			ROA			ROIC
Return on Invested Capital (ROIC)		ROA	ROA	ROIC	ROA	ROIC	ROA	ROIC	Low		High	Low		High	Low		High	Low		High

Numerator:
Income from operations (3)		131,083	131,083	131,083	174,060	174,060	174,060	174,060	163,200		178,700	163,200		178,700	268,600		337,600	268,600		337,600
Unusual Charges, Net (1)			15,776	15,776	0	0	0	0	0		0	0		0
Add implied interest on operating leases				11,696		10,369		10,369				10,400		10,400				9,000		9,000
		131,083	146,859	158,554	174,060	184,429	174,060	184,429	163,200		178,700	173,600		189,100	268,600		337,600	277,600		346,600

Denominator:
Average total assets		1,549,933	1,549,933	1,549,933	1,592,493	1,592,493	1,592,493	1,592,493	1,622,400		1,627,800	1,622,400		1,627,800	1,860,000		1,960,000	1,860,000		1,960,000
Less average cash (2)				(8,616)		(47,929)		(47,929)				(71,700)		(74,200)				(10,000)		(10,000)
Less average non-interest bearing current liabilities				(288,063)		(271,317)		(271,317)				(263,400)		(266,400)				(261,000)		(285,000)
Plus average present value of operating leases				135,190		128,525		128,525				128,600		128,600				114,000		114,000

		1,549,933	1,549,933	1,388,444	1,592,493	1,401,773	1,592,493	1,401,773	1,622,400		1,627,800	1,415,900		1,415,800	1,860,000		1,960,000	1,703,000		1,779,000

Return on invested capital		8.5%	9.5%	11.4%	10.9%	13.2%	10.9%	13.2%	10%	to	11%	12%	to	13%	14%	to	17%	16%	to	19%

	Notes
1

Results exclude unusual charges of $9.1 million for U.S. and $6.7 million for International in the quarter ended September 30, 2005. These charges are excluded when calculating performance compared to the Road Map since they were not considered in setting the Road Map target. All other time periods are as reported for GAAP.
2	Future cash balances above $10.0 million are assumed to be invested at money market rates and are excluded from this operating cash adjustment.
3	Trailing four quarters.

Return on Invested Capital (ROIC) as defined by the Company, may not be comparable to similarly titled measures reported by other companies. Management of the Company has included ROIC in this

Financial Road Map because it measures the capital efficiency of our business. ROIC does not consider whether the business is financed with debt or equity; rather ROIC calculates a return on all capital invested in the business.

The above table reconciles ROIC to a ROA calculation using GAAP numbers. The Company uses ROIC in a number of ways, including pricing analysis, capital expenditure evaluation, and merger and acquisition valuation.

General Road Map Definitions

1.	Revenue Growth is defined as the percentage growth compared to the previous corresponding fiscal year or comparable period.
2.	Operating Margin is defined as the income from operations as a percentage of revenue.
3.	Operating Cash Flow is as shown on the Company's cash flow statement.
4.	Free Cash Flow to Equity is defined as cash flow from operating activities plus or minus cash flow from investing activities (excluding net cash paid for acquisitions), less required payments of debt (total debt payments excluding payments on the line of credit).
5.	Revolving Credit Line Balance is defined as actual funds borrowed under the Company’s revolving line of credit facility at the end of the period.
6.	Dividends Per Share is defined as the sum of the dividends for that period.
7.	Return on Assets (ROA) is defined as income from operations divided by average total assets for the trailing four quarters.
8.

Return on Invested Capital (ROIC) is defined as trailing four quarters income from operations adjusted for the implied interest expense included in operating leases divided by the trailing four quarters' average invested capital.

The implied interest adjustment for operating leases is calculated by multiplying the average quarterly balances of the present value of operating leases [(beginning balance + ending balance)/2] x an 8% implied interest rate on the leases. Average invested capital is defined as the trailing four-quarter average of the ending quarterly balances for total assets less operating cash, less non-interest bearing liabilities (current liabilities less the current portion of long-term debt), plus the present value of operating leases.
24